SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [   ]

    Check the appropriate box:

    [ ]   Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    [X]   Definitive Proxy Statement
    [ ]   Definitive Additional Materials
    [ ]   Soliciting Materials Pursuant to '240.14a-11(c) or '240.14a-12


                             THE INTERNET FUND, INC.
                 ----------------------------------------------
                 Name of Registrant as Specified In Its Charter

                                       N/A
      ---------------------------------------------------------------------
      Name of Person(s) Filing Proxy Statement if other than the Registrant


    [X]      No fee required

    [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
             and 0-11

             1) Title of each class of securities to which transaction applies:

             ------------------------------------------------------------------

             2) Aggregate number of securities to which transaction applies:

             ------------------------------------------------------------------

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             ------------------------------------------------------------------

             4) Proposed maximum aggregate value of transaction:

             ------------------------------------------------------------------

             5) Total fee paid:

             ------------------------------------------------------------------

    [ ]      Fee paid previously with preliminary materials:

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1)   Amount Previously Paid:

             ------------------------------------------------------------------

             2)   Form, Schedule or Registration Statement No.:

             ------------------------------------------------------------------

             3)   Filing Party:

             ------------------------------------------------------------------

             4)   Date Filed:

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


                             THE INTERNET FUND, INC.
                               477 Madison Avenue
                               New York, NY 10173


                           IMPORTANT PROXY INFORMATION

                                                                 August 28, 1999

Dear Stockholder:

I am writing to inform you that the Annual Meeting of Stockholders for The Internet Fund, Inc. (the "Fund") will be held at 4:00 p.m. on Wednesday, October 20, 1999 at 17 State Street, New York, New York 10004. The Meeting has been called in order to vote on a number of important issues. As a stockholder in the Fund, you have the opportunity to voice your opinion on these matters.

The enclosed Proxy Statement describes five (5) proposals. In addition to the election of Directors to the Board of Directors and the ratification of the selection of independent accountants, the Proxy Statement includes proposals to approve the adoption of a master-feeder fund structure and a change to permit the Fund to be a non-diversified investment company.

The Proxy Statement also contains a proposal to approve the change in the Fund's state of incorporation from New York to Maryland. This change in the state of incorporation will have no effect on the portfolio management or operation of the Fund. In fact, the Fund's offices will remain in the New York metropolitan area. The Board of Directors unanimously recommends that stockholders vote to approve this change because it has determined that a Maryland corporation offers certain state regulations which are advantageous specifically to mutual funds. Your investment in the newly organized fund will be identical to that of your investment in the Fund.

We have enclosed a Proxy Statement, Proxy Card, business reply envelope and voting instructions for your review. Please take a moment to look over the material and cast your vote on the proposals put forth.

THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THAT EACH OF THESE PROPOSALS IS IN THE BEST INTERESTS OF THE FUND AND ITS STOCKHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR OF EACH PROPOSAL.

The Fund has enlisted the services of Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist stockholders with the proxy process. As the meeting date approaches, you may receive a call from SCC encouraging you to exercise your right to vote.

Again, we urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the voting insert. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts.

If you have any questions regarding the enclosed material or the execution of your vote, please call Shareholder Communications Corporation at 1-800-690-6903.

We appreciate your time and efforts.

                                                          Sincerely,




                                                          /s/ Steven R. Samson
                                                          Steven R. Samson
                                                          President

                             THE INTERNET FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 20, 1999


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE INTERNET FUND, INC. (the "Fund"), a registered investment company, will be held at 17 State Street, New York, New York 10004 on October 20, 1999 at 4:00 p.m. for the following purposes:

                  (1) To elect eight (8) members to the Board of Directors to serve until the next meeting of stockholders called for the purpose of electing directors and/or until their successors are elected;

                  (2) To reorganize the Fund from a New York corporation to a series of Kinetics Mutual Funds, Inc., a Maryland corporation;

                  (3) To permit the adoption of a Master-Feeder Fund Structure for the Fund;

                  (4) To approve a change to permit the Fund to be a non-diversified investment company;

                  (5) To ratify the selection of McCurdy & Associates, CPA's, Inc. as the Fund's independent accountants; and

                  (6) To consider any other business that may properly come before the Annual Meeting in the discretion of the proxies or their substitutes.

         At such meeting, only holders of common stock of record at the close of business on August 25, 1999 will be entitled to vote.

         You are encouraged to attend this meeting in person, but if you cannot do so, please complete, date, sign and return the accompanying proxy at your earliest convenience.


         STOCKHOLDERS ARE ENCOURAGED TO VOTE PROMPTLY BY EXECUTING AND RETURNING IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY. STOCKHOLDERS MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE SIMPLE INSTRUCTIONS ON THE PROXY CARD PROVIDED. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE ANNUAL MEETING. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

                                 By Order of the Board of Directors




                                   /s/  Brooke B. Connell, Secretary
Dated:   August 28, 1999         ____________________________________________

                                          Brooke B. Connell, Secretary

                                 PROXY STATEMENT

                 SOLICITATION, REVOCATION AND VOTING OF PROXIES

         The enclosed proxy is solicited by and on behalf of the Board of Directors of THE INTERNET FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders (the "Annual Meeting"), or any adjournment thereof, to be held on October 20, 1999 at 4:00 p.m. at 17 State Street, New York, New York 10004. The Fund's investment adviser and administrator is Kinetics Asset Management, Inc. (the "Adviser"), the principal office of which is located at 344 Van Buren Street, North Babylon, New York 11704. The Fund's principal underwriter and distributor is T.O. Richardson Securities, Inc., 2 Bridgewater Road, Farmington, Connecticut 06032. The Fund's transfer agent and sub-administrator is Firstar Mutual Funds Services LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund will furnish a copy of its annual report to any stockholder without charge and within one (1) day of the receipt of such request. To request such a copy, a stockholder may write to: THE INTERNET FUND, c/o Firstar Mutual Fund Services LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or call toll free (888) 386-3999. This Proxy Statement and the enclosed Proxy Card are expected to be mailed on or about September 3, 1999, to stockholders of record at the opening of business on August 25, 1999 (the "Record Date"). On the Record Date, the Fund had outstanding 20,321,988.395 shares of common stock. The Fund issues only one class of common stock. Stockholders will be entitled to one (1) vote for each full share, and a partial vote for each partial share, of the Fund that they own on the Record Date on each matter.

         A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum. The presence of a quorum is necessary for the transaction of business. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the meeting, but will be treated as votes not cast and, therefore, will not be counted in determining whether matters to be voted upon at the meeting have been approved.

         The election of the nominees for director and the ratification of the selection of independent accountants require the affirmative vote of a majority of shares present at the meeting either in person or by proxy. The approval of the adoption of the master-feeder structure and the change of the Fund's status to become a non-diversified investment company require approval by a "vote of a majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, such approval means the affirmative vote at a meeting of stockholders of the lesser of (a) more than fifty (50%) percent of the Fund's outstanding shares, or
(b) sixty-seven (67%) percent or more of the shares present or represented in person or by proxy at the meeting, if the holders of more than fifty (50%) percent of the Fund's outstanding shares are present in person or represented by proxy. Approval of the reorganization of the Fund from a New York corporation into a series of a Maryland corporation requires the affirmative vote of two-thirds (2/3's) of all outstanding shares entitled to vote.

         All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions of the proxies. A stockholder who executes and returns a proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Fund written notice of its revocation, sending the Fund a proxy with a later date, or voting in person at the meeting. The Fund will pay the cost of holding this Annual Meeting including, the cost of printing and mailing the proxy statement and the form of proxy, the tabulation of votes cast and any out-of-pocket expenses incurred with respect to the Annual Meeting. The cost of soliciting proxies, which is estimated at $15,000 is also being paid by the Fund. In addition to the solicitation by mailing, officers of the Fund may ask stockholders in personal conversations or by telephone or telecopy to return proxies.


         If the Proxy Card furnished with this Proxy Statement is properly signed and returned, or if you vote your proxy by telephone at 1-800-634-9899 or through the Internet at www.proxyvote.com by following the simple instructions on the Proxy Card, it will be voted in accordance with the instructions on that Proxy Card. If no instructions are specified on a Proxy Card that is properly signed and returned, the shares represented by the Proxy Card will be voted "FOR" each of the Proposals set forth in this Proxy Statement.

                               OWNERSHIP OF SHARES

         As of August 25, 1999, the officers and Directors of the Fund owned less than one (1%) percent of the Fund's outstanding shares.

         Stockholders known by the Fund to own of record more than five (5%) percent of the outstanding shares of the Fund on August 25, 1999, and the percentage of the outstanding shares owned on that date are listed below. Each record owner shown below is a registered broker-dealer and holds the shares listed for the benefit of certain of its customers, each of which beneficially owns a portion of such shares.




               NAME OF STOCKHOLDER                           AMOUNT OF                        PERCENTAGE OF
                   AND ADDRESS                             SHARES OWNED                    OUTSTANDING SHARES
               -------------------                         -------------                   ------------------
            National Financial Services Corp.              9,571,710.138                         47.10%
                    200 Liberty Street
                    New York, NY 10281

            National Investors Service Corp.               1,957,769.709                          9.63%
                    55 Water Street
                    New York, NY 10041

            DLJ/Pershing Group                             1,238,891.448                          6.10%
                    One Pershing Plaza
                    Jersey City, NJ 07399




                PROPOSAL 1 -- NOMINEES FOR ELECTION AS DIRECTORS

         Eight (8) persons have been nominated to be elected to serve on the Board of Directors of the Fund (the "Board") until the next Annual Meeting of Stockholders and/or until their successors have been duly elected and qualify for office. The members of the Board of Directors during the fiscal year ended December 31, 1998 were Margaret J. Doyle, Francis J. Alexander, Murray Stahl, Kathleen Campbell and Douglas Cohen. Ms. Campbell and Messrs. Cohen and Stahl have served as Directors since April 4, 1996, Mr. Alexander had served since July 11, 1996 and Mrs. Doyle has served since December 20, 1997. Mrs. Doyle has decided not to stand for reelection to the Board and Mr. Alexander resigned from the Board on June 24, 1999. The nominees for Director are set forth in the following table. The table also sets forth information about each of them individually, concerning age, address, principal occupation, business experience for at least the past five (5) years, and ownership of shares of the Fund. An asterisk denotes "interested persons" of the Fund as defined in the 1940 Act (the "Interested Directors").




                 NOMINEES FOR THE BOARD OF DIRECTORS OF THE FUND

                                      PRINCIPAL OCCUPATION AND OTHER            NUMBER OF SHARES BENEFICIALLY
NAME (AGE) AND                        BUSINESS EXPERIENCE DURING THE             OWNED AND PERCENT OF CLASS
         ADDRESS                            PAST FIVE (5) YEARS                     AS OF AUGUST 25, 1999
---------------                       ------------------------------            ----------------------------
JOSEPH E. BRESLIN (Age 45)             J.E. Breslin & Co., Investment                       0 and 0%
   100 Park Avenue, Suite 1600         Management Consulting Firm
   New York, NY 10017                  (President - 1994 - present).

KATHLEEN CAMPBELL* (Age 34)            The Campbell Law Offices,                            0 and 0%
   2 Madison Avenue                    Counselor-at-Law.
   Valhalla, NY 10595

DOUGLAS COHEN (Age 37)                 Wagner, Zwerman & Strinberg, LLP                     0 and 0%
   6 Saywood Lane                      Certified Public Accountant (1997 -
   Stonybrook, NY 11790                present); Leon D. Alpern & Co.
                                       (1985 - 1997).

WILLIAM J. GRAHAM (Age 37)             Attorney, Bracken & Margolin, LLP                    0 and 0%
   20 Franklin Boulevard               Attorneys-at-Law;
   Long Beach, NY 11561                Gabor & Gabor (1995 - 1997).

STEVEN T. RUSSELL (Age 35)             Attorney, Private Law Practice;                      0 and 0%
   146 Fairview Avenue                 Professor of Business Law
   Bayport, NY 11705                   State University of New York.

STEVEN R. SAMSON* (Age 45)             Kinetics Asset Management, Inc.,                     0 and 0%
   477 Madison Avenue                  (President and Chief Executive Officer);
   New York, NY 10022                  The Internet Fund, Inc., (President);
                                       Managing Director, The Chase Manhattan
                                       Bank - Global Asset Management and Mutual
                                       Funds (1993 - July 1999).

MURRAY STAHL (Age 46)                  Horizon Asset Management (Chairman).                 0 and 0%
   342 Madison Avenue
   New York, NY 10173

JOHN J. SULLIVAN (Age 68)              Retired, Senior Advisor, Long Term                   0 and 0%
   31 Hemlock Drive                    Credit Bank of Japan, Ltd.;
   Sleepy Hollow, NY 10591             Executive Vice President,
                                       LTCB Trust Company.



                              DIRECTOR COMPENSATION

         For the year ended December 31, 1998, the members of the Board of Directors who are not Interested Directors of the Fund (the "Independent Directors") were paid a fee of $99 for each Board meeting attended and were reimbursed for any travel or other expenses of attendance. For the year ending December 31, 1999 and thereafter, the Fund's Independent Directors will receive an annual stipend of $5,000 as well as $1000 for each Board or committee meeting attended. Independent Directors will also continue to be reimbursed for any travel or other expenses incurred for such attendance. The officers of the Fund are not paid compensation by the Fund for their work as officers, and no fees are paid to Interested Directors for the performance of their duties.

         The Board held three (3) meetings in the Fund's year ended December 31, 1998 and all Directors attended each meeting held, except for Mr. Stahl who missed one Board Meeting in 1998. Currently, the Board has no committees. Upon election of the Board, the Fund intends to form both an audit and nominating committee upon which all Independent Directors will serve. The Audit Committee will recommend the selection of independent public accountants for the Fund, review the scope of the audit, evaluate the independent accountants' work and opinions and report its findings to the Board. The Nominating Committee will recommend to the Board nominees for election as directors to fill vacancies which are to be filled by persons who will be Independent Directors of the Fund.

         For the fiscal year ended December 31, 1998, the Directors listed below received the following compensation:


     NAME, POSITION                       AGGREGATE COMPENSATION                TOTAL COMPENSATION PAID FROM
       WITH FUND                                 FROM FUND                              FUND COMPLEX*
     --------------                       -----------------------                ---------------------------
   Murray Stahl,
   Director                                        $198                                        $198



   Kathleen Campbell,**
   Director                                        $297                                        $297

   Douglas Cohen,
   Director                                        $297                                        $297

  * The Fund is the only fund in the fund complex.

 ** Fees paid during the period that Ms. Campbell was an Independent Director of the Fund.



         The executive officers of the Fund are Steven R. Samson, President; Lee W. Schultheis, Vice President and Treasurer; and Brooke B. Connell,
Vice President and Secretary.



               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
              VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS.




                          INFORMATION ABOUT THE ADVISER

         Kinetics Asset Management, Inc. currently serves as the investment adviser to the Fund. The Adviser is a New York corporation and its principal offices are located at 344 Van Buren Street, North Babylon, New York 11704. The Directors of the Adviser are Margaret J. Doyle, Peter B. Doyle and B. Paul Abel. The officers of the Adviser are Peter B. Doyle, Chairman of the Board of Directors, Steven R. Samson, President and Chief Executive Officer and
Lee W. Schultheis, Managing Director and Chief Operating Officer.

         The names and addresses of the Stockholders of the Adviser who own ten (10%) percent or more of its outstanding shares are as follows:




                                   PRINCIPAL OCCUPATION AND OTHER
                          BUSINESS EXPERIENCE DURING THEPERCENT OF OWNERSHIP

NAME AND ADDRESS                             PAST FIVE (5) YEARS                        OF KINETICS
-----------------                     ------------------------------            ----------------------------
FRANK COSTA                            Retired School Board President;                           15%
      344 Van Buren Street             Kinetics Asset Management, Inc.
      North Babylon, NY 11704          (Vice President).

KAREN DOYLE                            Homemaker.                                                25%
      542 1/2 Fremont Road
      Sleepy Hollow, NY 10591

MARGARET J. DOYLE                      Kinetics Asset Management, Inc.                           15%
      344 Van Buren Street             (President); The Internet Fund, Inc.
      North Babylon, NY 11704          (President); and North Babylon
                                       UFSD (Retired Superintendent).

LEONID POLYAKOV                        Vice President, J.P. Morgan Invest-                       25%
   5 Club Court                        ment Inc.
   Pleasantville, NY 10570



         The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement dated April 5, 1996 (the "Advisory Agreement"). The Advisory Agreement was submitted for stockholder approval at the Annual Meeting of Stockholders held on April 5, 1996 and was last continued by a vote of the Board of Directors, including a majority of the Independent Directors, at a meeting duly held on February 18, 1999. Under the terms of the Advisory Agreement, the Adviser provides the Fund with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and other investments, and the management of the Fund's resources.

         As compensation for the services that the Adviser provides under the Advisory Agreement, the Fund pays the Adviser monthly compensation at the annual rate of one and one-quarter (1.25%) percent of the average daily net assets of the Fund. For the Fund's year ended December 31, 1998, the Adviser received advisory fees from the Fund totaling $38,561. The Fund does not place any of its portfolio transactions through brokers affiliated with the Adviser or the Fund.

         The Adviser also serves as the Fund's administrator pursuant to an Administration Agreement dated July 19, 1999. In addition to the compensation the Adviser receives under the Advisory Agreement with the Fund, the Adviser receives an annual administration fee equal to 0.15% of the Fund's average daily net assets, of which it pays a portion of such fees to Firstar Mutual Fund Services LLC for certain sub-administrative services Firstar renders to the Fund. The Fund also entered into a Shareholder Servicing Agreement with the Adviser on July 19, 1999, pursuant to which it pays the Adviser shareholder servicing fees in an amount equal to 0.25% of the Fund's average daily net assets. The Adviser is responsible for paying a portion of these shareholder servicing fees to shareholder servicing agents which have a written shareholder servicing agreement with the Adviser and which perform shareholder servicing functions and maintenance of stockholder accounts on behalf of their clients who own shares of the Fund.

         Effective July 19, 1999, the Adviser voluntarily agreed to limit the Fund's annual Fund operating expenses so as not to exceed two (2.00%) percent, on an annualized basis, of the Fund's average daily net assets for the year ending December 31, 1999. As of the date of this Proxy Statement, the Adviser has not stated its intentions with respect to this expense limitation for the year ending December 31, 2000.

                      PROPOSAL 2 -- APPROVAL TO REORGANIZE
                    THE FUND FROM A NEW YORK CORPORATION INTO
                       A SERIES OF A MARYLAND CORPORATION

         The Board has approved an Agreement and Plan of Reorganization (the "Plan") substantially in the form attached to this Proxy Statement as Exhibit A. The plan provides for a reorganization (a "Reorganization") pursuant to which the Fund will change its state and form of organization from a New York corporation to a series of Kinetics Mutual Funds, Inc., a Maryland corporation. The proposed Reorganization will have no impact on the portfolio management or operation of the Fund.

         Under the Reorganization, the Fund will be reorganized as a series of Kinetics Mutual Funds, Inc., a Maryland corporation, that will carry on the business of the Fund. The Fund in its New York corporate form may be referred to in this Proposal as the "Current Fund" and its outstanding shares as "Current Shares". The newly created series of the Maryland corporation is referred to in this Proposal as the "New Fund". The shares of the New Fund are referred to in this Proposal as the "New Shares".

         Under the Reorganization, the investment objectives of the New Fund will be the same as those of the Current Fund, the portfolio securities of the Current Fund will be transferred to the New Fund, and stockholders will own interests in the New Fund that are equivalent to their interests in the Current Fund on the closing date of the Reorganization. The Directors, officers and employees of the Current Fund on the effective date of the Reorganization will become the Directors, officers and employees of the corresponding New Fund, respectively, and will operate the New Fund in the same manner as they previously operated the Current Fund. In essence, a stockholder's investment in the Current Fund will not change for all practical purposes.



                 BACKGROUND AND REASONS FOR THE REORGANIZATIONS

         The Board unanimously recommends the conversion of the Current Fund to a series of Kinetics Mutual Funds, Inc., a Maryland corporation, because it has determined that the Maryland corporate form of organization provides certain administrative advantages to the Fund. Specifically, Maryland corporate law contains provisions specifically designed for mutual funds, that take into account their unique structure and operations, and allow mutual funds to simplify their operations by reducing administrative burdens to generally operate more efficiently. For example, unlike a New York corporation, mutual funds organized as Maryland corporations are not required to hold annual stockholders' meetings if meetings are not otherwise required by the federal securities laws, the charter or bylaws, and such funds may create new classes or series of stock without having to obtain the approval of stockholders at a meeting. Another advantage that is afforded to a mutual fund organized as a Maryland corporation is that there is a well established body of corporate precedent which may be relevant in deciding issues pertaining to the Fund.

         For these reasons, the Board believes it is in the best interest of the stockholders of the Current Fund to reorganize the Current Fund into a series of a Maryland corporation. However, the Board reserves the right to abandon the Reorganization if it determines that such action is in the best interest of the Current Fund.



                CONSEQUENCES AND PROCEDURES OF THE REORGANIZATION

         Upon consummation of the Reorganization, the New Fund will continue the Current Fund's business with the same investment objectives, policies and restrictions that are in effect for the Current Fund at the time of the consummation of the Reorganization. The net asset value of the shares of the Fund will not be affected by the Reorganization. The New Fund has been organized specifically for the purpose of effecting the Reorganization. Immediately prior to the Effective Date of the Reorganization (as defined in the Plan), the New Fund will have only one (1) share of the New Shares outstanding. The Current Fund will be the sole holder of the share of such stock. The Plan contemplates that the Directors serving at the time of the Reorganization will serve as Directors of the New Fund, with comparable responsibilities, if the stockholders give their requisite approval at the meeting. The officers of the Current Fund will become officers of the New Fund with comparable responsibilities. The Reorganization will not result in the recognition of income, gain or loss for Federal income tax purposes to the Current Fund, the New Fund, or the holders of shares of the Current Fund.

         To accomplish the Reorganization, the Plan provides that the Current Fund will transfer all of its assets, subject to its related liabilities, to the New Fund. The New Fund will establish an account for each stockholder and will credit to that account the exact number of full and fractional shares of the New Shares that such stockholder previously held of the Current Shares on the Effective Date of the Reorganization. Each stockholder will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Current Fund that he or she owned. On the date of the Reorganization, the net asset value per share of each Current Share will be the same as the net asset value per share of the New Share. The New Fund will assume all liabilities and obligations of the Current Fund. As soon as practicable after the Effective Date of the Reorganization, the Current Fund will be merged with and into the New Fund.

         The Plan provides that the Effective Date of the Reorganization will be the next business day after the later of the satisfaction of all conditions precedent to the Reorganization, as set forth in the Plan, and the final adjournment of the Annual Meeting of Stockholders of the Current Fund at which the Plan will be considered. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Date of the Reorganization by the Board. If the Reorganization is not so approved or if the members of the Board determine to terminate or abandon the Reorganization, the Current Fund will continue to operate as a New York corporation.



                          CAPITALIZATION AND STRUCTURE

         The Current Fund was organized as a New York corporation pursuant to a Certificate of Incorporation filed with the New York State Department of State on March 12, 1996. It has 50,000,000 shares authorized, par value $.001. An increase from 10,000,000 to 50,000,000 authorized shares was approved at a Special Meeting of Stockholders on March 29, 1999. Kinetics Mutual Funds, Inc. (formerly, The Medical Fund, Inc. and, thereafter, The Medical Fund and The Cure For Cancer, Inc.) was organized as a Maryland corporation pursuant to its Articles of Incorporation initially filed with the State of Maryland Department of State on March 26, 1999, as amended and restated on August 10, 1999, and has authorized capitalization of 2,000,000,000 shares of common stock, par value $0.001 per share. The Board of Directors of Kinetics Mutual Funds, Inc. has the power to designate one (1) or more classes and series of shares of common stock and to classify and reclassify any unissued shares with respect to each class and series. As of the date of this Proxy Statement, 100 million shares of common stock have been designated for the New Fund and 100 million shares of common stock have been designated for The Medical Fund, the initial series of Kinetics Mutual Funds, Inc.

         The New Shares have the same dividend, redemption, voting, exchange and liquidation rights, and terms of conversion as the corresponding Current Shares. The Current Shares and the corresponding New Shares are fully paid, non-assessable and freely transferrable and have no preemptive or subscription rights.

         Prior to the Reorganization, the New Fund will have nominal assets and no liabilities. The sole stockholder of the New Fund will be the Current Fund. The New Fund will have the same investment objectives and policies as the Current Fund and will have the same fiscal year as the Current Fund.

         Subsequent to the closing of the Reorganization, the Current Shares will be exchanged for an identical number of the New Shares. Thereafter, the New Shares will be available for issuance at their net asset value applicable at the time of sale. The New Fund will adopt the Current Fund's existing registration statement under the 1940 Act and the Securities Act of 1933.

         EFFECTS OF STOCKHOLDER APPROVAL OF THE REORGANIZATION

         An investment company registered under the 1940 Act is required to: (1) submit the selection of the company's independent accountants to all stockholders for their ratification; (2) call a special meeting to elect directors within sixty (60) days if, at any time, less than one-half (2) of the directors holding office have been elected by all stockholders; (3) submit any proposed investment management agreement relating to the investment company to the stockholders of that investment company for approval; and (4) submit any proposed Rule 12b-1 Distribution and Service Plan to the stockholders of that investment company for approval.

         The Board believes that it is in the best interest of the stockholders of the Current Fund (who will become the stockholders of the New Fund if the Reorganization is approved) to avoid the considerable expense of another stockholders' meeting to obtain certain of the stockholder approvals described above shortly after the closing of the Reorganization. The Board also believes that it is not in the best interest of the stockholders to carry out the Reorganization if the surviving New Fund would not have a Board, independent auditors and an investment management agreement complying with the 1940 Act.

         The Board will, therefore, consider approval of the Reorganization by the requisite vote of the stockholders of the Current Fund to constitute the approval of the Plan contained in Exhibit A, and will also constitute, for the purposes of the 1940 Act; (1) ratification of the selection of the independent accountants; (2) election of the Directors of the Current Fund who are in office at the time of the Reorganization as the Directors of the New Fund after the closing of the Reorganization (please see Proposal 1); (3) stockholder approval of the Advisory Agreement between the New Fund and the Adviser, which Advisory Agreement is substantially identical to the Advisory Agreement that is in place between the Current Fund and the Adviser; (4) stockholder approval of the adoption of the Master-Feeder Fund Structure; and (5) stockholder approval of the change to permit the Fund to be a non-diversified investment company, each as of the Effective Date of the Reorganization.

         The New Fund will issue a single share of stock of the New Shares to the Current Fund, and, assuming approval of the Reorganization by stockholders of the Current Fund, the officers of the Current Fund, prior to the Reorganization, will cause the Current Fund, as the sole stockholder of the New Fund, to vote such shares "FOR" the matters specified in the above paragraph. The Current Fund will then consider the requirements of the 1940 Act referred to above to have been satisfied.

         The mailing address and telephone number of the principal executive officer of the New Fund are 477 Madison Avenue, New York, New York 10022, and 1-212-644-3040.

                   FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

         It is anticipated that the transactions contemplated by the Plan will be tax free for Federal income tax purposes. Under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the exchange of assets of the Current Fund for the shares of the corresponding New Fund, the transfer of such shares to the holders of shares of the Current Fund and the merger of the Current Fund with and into the New Fund pursuant to the Plan will not give rise to the recognition of a gain or loss for Federal income tax purposes to the Current Fund, the New Fund or stockholders of the Current Fund or the New Fund. A stockholder's adjusted basis for tax purposes in the shares of the New Fund after the exchange and transfer will be the same as his or her adjusted basis for tax purposes in the shares of the Current Fund immediately before the exchange. Each stockholder should consult his or her own tax adviser with respect to the details of these tax consequences and with respect to state and local tax consequences of the proposed transaction.

                        REQUESTS FOR REDEMPTION OF SHARES

         Any request to redeem shares of the Current Fund that is received and processed prior to the Reorganization will be treated as a redemption of shares of the Current Fund. Any request to redeem shares of the Current Fund received or processed after the Reorganization will be treated as a request for the redemption of shares of the New Fund.


                         EXPENSES OF THE REORGANIZATION

         Because the Reorganization will benefit solely the Current Fund and its stockholders, the Board has authorized that the expenses incurred by the Current Fund in the Reorganization or arising out of the Reorganization shall be paid by the Current Fund, whether or not the Reorganization is approved by the stockholders.

                         COMPARISON OF LEGAL STRUCTURES



              SUMMARY OF THE ARTICLES OF INCORPORATION AND BY-LAWS
                         OF KINETICS MUTUAL FUNDS, INC.

         The New Fund has been formed as a series of Kinetics Mutual Funds, Inc., a Maryland corporation pursuant to the Plan and is governed by its Articles of Incorporation and by-laws and applicable Maryland law, rather than by the Current Fund's Certificate of Incorporation and by-laws and New York law. The operations of the New Fund will be subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable Maryland securities law. Under Maryland law, the power to adopt, alter and repeal the by-laws is vested in the stockholders, except to the extent that the Articles and by-laws vest such power in the Board of Directors.


                           DIRECTORS OF THE NEW FUND.

         Subject to the provisions of the Kinetics Mutual Funds, Inc., Articles of Incorporation, the operations of the New Fund are supervised by its Board of Directors. The responsibilities, powers and fiduciary duties of the Directors of the New Fund will be substantially the same as those of the Directors of the Current Fund. Under New York law, a director may be removed with cause, and, if so provided for in the articles or by-laws, without cause, by a vote of the stockholders. Under Maryland law, a director may be removed with or without cause only by the affirmative vote of a majority of shares entitled to vote for the election of directors.



           SERIES OF MARYLAND CORPORATIONS AND NEW YORK CORPORATIONS.

         Maryland law permits Maryland corporations to create one or more series of shares of common stock, and, with respect to each series, to issue a fixed number of authorized shares for that series and specified in the corporation's articles of incorporation. Each share of a series of a Maryland corporation, like each share of a series of a New York corporation, represents an equal proportionate interest with each other share in that series, none having a priority or preference over another.



              LIABILITIES OF STOCKHOLDERS IN MARYLAND AND NEW YORK

         Stockholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a stockholder may be liable to the extent that: (i) the dividends he or she receives exceed the amount which properly could have been paid under Maryland law, (ii) the consideration paid by the Maryland corporation for his or her stock was paid in violation of Maryland law; or (iii) he or she otherwise receives any distribution, payment or release which exceeds the amount which he or she could properly receive under Maryland law. Similarly, stockholders of a New York corporation are generally not liable for the corporation's acts and obligations, except that a stockholder may be liable upon a finding by a court of law or equity that the assignment of such liability, commonly referred to as the "piercing of the corporate veil", is necessary to prevent fraud or achieve equity. However, in New York, piercing the corporate veil requires a showing that the stockholders of a corporation exercised complete domination of the corporation with respect to the transaction attacked and that such domination was used to commit a fraud or wrong against the corporation which resulted in injury to the corporation.



                 LIABILITY OF DIRECTORS IN NEW YORK AND MARYLAND

         New York law and Maryland law each provide that in addition to any other liability imposed by law, the directors of a Maryland corporation may be liable to a Maryland corporation: (i) for voting or assenting to certain distributions of assets to stockholders which is contrary to Maryland law, (ii) for voting or assenting to certain distributions of assets to stockholders during liquidation of the corporation, and (iii) for voting or assenting to a repurchase of shares of a Maryland corporation in violation of Maryland law. In the event of any litigation against the directors of a Maryland corporation, Maryland law permits that corporation to indemnify a director or officer for certain expenses and to advance money for such expenses only if he or she demonstrates that he or she acted in good faith and reasonably believed that his or her conduct was in the best interests of the corporation. In addition, the articles of incorporation of a Maryland corporation may limit the personal liability of directors and officers to the corporation and its stockholders for monetary damages, except to the extent that a judgment or other final adjudication adverse to the director or officer in a proceeding based on a finding in the proceeding that the director's or officer's action, or failure to act, was the result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.



               STOCKHOLDERS VOTING RIGHTS IN NEW YORK AND MARYLAND

         New York law requires that an annual meeting of the stockholders be held annually for the election of directors and the transaction of other business on a date fixed by or under the by-laws. However a failure to hold the annual meeting on the date so fixed or to elect a sufficient number of directors to conduct the business of the corporation does not work a forfeiture or give cause for dissolution of the corporation, except in cases of a petition in case of a deadlock among directors or stockholders. Maryland law provides that Maryland corporations need not hold annual meetings on the condition that that the corporation's articles of incorporation or by-laws so provide.



                               RIGHT OF INSPECTION

         Both Maryland and New York law provide that persons who have been stockholders of record for six (6) months or more or who own at least five (5%) percent of the shares of a Maryland corporation may inspect the books of account and stock ledger of that Maryland corporation for any legitimate business purpose.

         The foregoing is only a summary of certain of the differences between New York law and Maryland law as each above-described item relates to the stockholders of the Current Fund. It is not a complete list of differences. Stockholders should refer to the relevant provisions of Maryland law and New York law directly for a more thorough comparison.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL.



                  PROPOSAL 3 -- APPROVAL TO PERMIT THE FUND TO
                    CONVERT TO A MASTER-FEEDER FUND STRUCTURE

INTRODUCTION - MASTER-FEEDER FUND STRUCTURE

         At a meeting held on July 19, 1999, the Board considered and approved, subject to stockholder approval, the adoption of a new fundamental investment policy with respect to the Fund which would allow the Fund to convert to a Master-Feeder Fund Structure. The Master-Feeder Fund Structure is an arrangement that allows several investment companies with different stockholder related features or distribution channels, but having substantially identical investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately, which may result in economies of scale.

         There is no present intention to convert the Fund to a Master-Feeder Fund Structure. In adopting this new fundamental investment policy, the Fund would be given the flexibility to convert to a Master-Feeder Fund Structure and pursue investment opportunities consistent with its investment objective with the approval of the Board, without the requirement of submitting such matter to a vote of stockholders, which is a time-consuming and expensive process. The Board will consider and evaluate specific proposals prior to the implementation of any conversion to a Master-Feeder Fund Structure. The Fund's prospectus and statement of additional information would be amended to reflect the implementation of the Fund's conversion to a Master-Feeder Fund Structure and its stockholders would be notified.

         Under a Master-Feeder Fund Structure, the Fund will have the ability to invest all of its investable assets in another investment company (the "Master Portfolio") having substantially identical investment objectives and policies as the Fund in exchange for shares of beneficial interest in the Master Portfolio. This could mean that the only investment securities that will be held by the Fund will be the Fund's interest in the Master Portfolio. Each Master Portfolio will be a series of an investment company ("Master Trust"), as the Fund will be a series of Kinetics Mutual Funds, Inc., a Maryland corporation, provided that Proposal 1 is approved by the Fund's stockholders at this Annual Meeting.

         Conversion to a Master-Feeder Fund Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with stockholders that would not have invested in the Fund. In this event, additional assets may allow for operating expenses to be spread over a larger asset base. In addition, a Master-Feeder Fund Structure may serve as an alternative for large, institutional investors in the Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund's current operational structure. Conversion to a Master-Feeder Fund Structure may allow the Fund to stabilize its expenses and achieve certain operational efficiencies. No assurance can be given, however, that the Master-Feeder Fund Structure will result in the Fund stabilizing its expenses or achieving greater operational efficiencies.

NEW INVESTMENT POLICY

         The Board has approved with respect to the Fund, subject to stockholder approval, the adoption of a new fundamental investment policy that would permit the Fund to convert to the Master-Feeder Fund Structure by investing all or a part of its assets in another appropriate investment fund. As discussed above under "Introduction - Master-Feeder Fund Structure", the purpose of this Proposal is to allow the Fund to enhance its flexibility and permit it to take advantage of potential efficiencies available through investment of all or a part of its assets in another investment company. At present, certain of the fundamental investment restrictions of the Fund, such as those limiting investment in a single issuer, may prevent it from investing all or a part of its assets in another registered investment company. The Board proposed that these restrictions be modified by adding the following fundamental investment policy:

         NOTWITHSTANDING ANY OTHER INVESTMENT POLICY OR RESTRICTION, THE FUND MAY SEEK TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN ANOTHER INVESTMENT COMPANY HAVING SUBSTANTIALLY IDENTICAL INVESTMENT OBJECTIVE AND POLICIES AS THE FUND.

         The Fund's methods of operation and stockholder services would not be materially affected by its investment in a corresponding Master Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If the Fund invested all of its assets in a Master Portfolio, it would hold only beneficial interests in the Master Portfolio; the Master Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund's investment from its corresponding Master Portfolio at any time it determines that it would be in the best interest of stockholders; the Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.



ADDITIONAL INFORMATION REGARDING THE MASTER PORTFOLIO

         The Master Portfolio would be a series of a Master Trust which, like the Fund, would be an open-end management investment company registered under the 1940 Act. It is expected that the Master Trust would have one series to correspond to each series of the Maryland corporation that converts to the Master-Feeder Fund Structure. The investment objective and policies of each Master Portfolio would be substantially the same as those of its corresponding Fund; in seeking to achieve the same objective as the Fund, the Master Portfolio would invest in the same type of securities and engage in the same transactions permitted by the investment policies and restrictions of such corresponding Fund.

         The Adviser would continue to be the investment adviser of the Fund's corresponding Master Portfolio. Entities that currently perform services with respect to the Fund, such as administrative or custodial services, would perform substantially similar services for each Master Portfolio.

         The Master Portfolio normally would not hold meetings of investors except as required under the 1940 Act. As an investor in the Master Portfolio, the Fund would be entitled to vote in proportion to its relative interest in the Master Portfolio. As to any issue on which Fund stockholders vote, the Fund would vote its interest in the Master Portfolio in proportion to the votes cast by its stockholders. If there were other investors in the Master Portfolio, there could be no assurance that any issue that receives a majority of the votes cast by the Fund's stockholders would receive a majority of votes cast by all Master Portfolio stockholders.

         Changing a fundamental policy of a Master Portfolio would require approval of the holders of a majority of interests in the Master Portfolio. The Board of Trustees of the Master Trust would have the ability to change non-fundamental policies without prior interest holder approval.

         In addition to a vote to change a fundamental policy, examples of matters that would require approval of stockholders of the Master Trust include, subject to applicable statutory and regulatory requirements: the election of Trustees; approval of an investment advisory contract; certain amendments to the Trust Instrument of the Master Trust; a merger, consolidation or sale of substantially all of a Master Portfolio's assets; or any additional matters required or authorized by the Trust Instrument of the Master Trust or any registration statement of the Master Trust, or as the Trustees may consider desirable.

         Generally, the Fund would hold a meeting of its stockholders to obtain instructions on how to vote its interest in the Master Portfolio when the Master Portfolio is conducting a meeting of its stockholders. However, subject to applicable statutory and regulatory requirements, the Fund would not seek instructions from its stockholders with respect to (i) any proposal relating to the Master Portfolio which, if made with respect to the Fund, would not require the vote of Fund stockholders, or (ii) any proposal relating to the Master Portfolio that is identical in all material respects to a proposal previously approved by the Fund's stockholders.

         Examples of proposals with respect to a Master Portfolio that may not require the approval of stockholders of its corresponding Fund would include the following, subject to applicable statutory and regulatory requirements: (i) approval of an Advisory Agreement with an affiliate of the Adviser on terms that do not differ in any material respect from an Advisory Agreement currently in effect with respect to that Fund; (ii) election of Trustees of the Master Trust who had previously been elected as Trustees of the Trust; and (iii) selection, or ratification of the selection of, a firm of independent certified public accountants that had previously been approved by the stockholders of the Fund. Examples of matters that would be submitted to stockholders of a Master Portfolio's corresponding Fund would include the following: (i) approval of an Advisory Agreement with an investment adviser other than the Adviser, or its successor affiliate, or one that provided for compensation in excess of the amount of compensation payable to the Adviser pursuant to the Advisory Agreement in effect with respect to the Fund, (ii) election when required by the 1940 Act of Trustees of the Master Trust who had not previously been elected by shareholders as Trustees of the Trust, or (iii) selection of, or the ratification of the selection of, a firm of independent certified public accountants that had not previously been approved by the stockholders of the Fund. Any proposal submitted to holders in a Master Portfolio, and that is not required to be voted on by stockholders of that Master Portfolio's corresponding Fund, would nonetheless be voted on by the Trustees of the Trust.

         The Master Trust's operations would be governed by its Trust instrument and applicable law. The operations of the Master Trust and the Master Portfolios, like those of the Trust and the Funds, would be subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder and applicable state securities laws.



TRUSTEES AND OFFICERS OF THE MASTER TRUST

         The initial interest holders of the Master Trust would be expected to elect as Trustees of the Master Trust, the individuals serving as members of the Board of Directors of the Fund. See Proposal 1. Subject to the provisions of its Trust Instrument, the business of the Master Trust would be supervised by its Trustees, who would serve indefinite terms and who would have all powers necessary or convenient to carry out their responsibilities. The Trustees of the Master Trust would elect officers of the Master Trust whom they deemed appropriate.



TAX CONSEQUENCES OF INVESTMENT IN A MASTER PORTFOLIO

         The Trust would apply for a ruling from the Internal Revenue Service ("IRS") or would obtain an opinion of the tax counsel to the effect that its contribution of assets of the Fund to its corresponding Master Portfolio in exchange for an interest in that Master Portfolio would not result in the recognition of gain or loss to the Fund for Federal income tax purposes.

         It is intended that the Fund would continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. In each taxable year that the Fund so qualified, the Fund (but not its stockholders) would be relieved of Federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its stockholders. Neither the Fund nor the Master Portfolio would be expected to be required to pay any Federal income or excise taxes. Distributions from the Fund, except for distributions from the Fund designated as long-term capital gain distributions, would continue to be taxable to its stockholders as ordinary income, whether received in cash or reinvested in Fund shares.



                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                  THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                    PROPOSAL 4 -- APPROVAL TO PERMIT THE FUND
                TO CHANGE TO A NON-DIVERSIFIED INVESTMENT COMPANY

         The Board has considered and approved a recommendation of the Adviser, subject to stockholder approval, to change the status of the Fund under the 1940 Act from a "diversified" investment company to a "non-diversified" investment company. As a "diversified" investment company under the 1940 Act, the Fund is currently prohibited from purchasing the securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies and instrumentalities), if, as a result, as to seventy-five (75%) percent of the Fund's total assets, more than five (5%) percent of its net assets would be invested in the securities of one (1) issuer or the Fund would hold more than ten (10%) percent of the outstanding voting securities of any one issuer. As a "non-diversified" investment company, the restrictions on concentrating the Fund's assets in any one issuer and holding the outstanding securities or voting securities of an issuer would be relaxed and the Fund would be permitted to invest fifty (50%) percent of the Fund's assets in two or more stocks while the other half is spread out among various investments not exceeding five (5%) percent of the Fund's total assets.

         The Board has approved the Adviser's recommendation to change the status of the Fund to "non-diversified" under the 1940 Act because the Board and the Adviser believe such a change to be necessary for the effective management of the Fund. The Fund invests in equity or equity-linked securities of companies engaged in the Internet and Internet-related activities. The securities of issuers in the Internet sector tend to be more volatile than securities of issuers in other industries and competitive pressures and changing demand may have a significant effect on the financial condition of Internet companies. Due to the especially high market volatility of issuers primarily engaged in the Internet or Internet-related businesses, the widespread proliferation of publicly-traded but highly over-valued issuers and the increased uncertainty with respect to the fundamental investment value of a large percentage of these issuers, the Adviser believes that, from time to time, it may be prudent to concentrate the Fund's assets in the securities of stronger, larger capitalized and financially sound issuers which demonstrate fundamental investment value in accordance with the Fund's investment objective. As a "diversified" fund, such concentration may not be possible. To accomplish this objective, the third and fourth fundamental investment restrictions currently set forth in the Fund's Statement of Additional Information would be removed which would then allow the Adviser added flexibility to react to adverse market conditions by permitting divestiture of securities with declining market values for the purpose of investing a greater percentage of the Fund's assets in more technically sound and fundamentally viable investment opportunities. However, the risk of changing the Fund to a non-diversified status is that the Fund's shares may be more susceptible to sudden and significant losses if the value of these securities decline.

         Notwithstanding the proposal to change the status of the Fund to a "non-diversified" investment company under the 1940 Act, the Fund will continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, as to fifty (50%) percent of the Fund's total assets no more than five (5%) percent of its net assets may be invested in the securities of one (1) issuer and the Fund may hold no more than ten (10%) percent of the outstanding voting securities of any one
(1) issuer.

         For the reasons stated above, the Board believes that it is in the best interest of the stockholders of the Fund to delete the third and fourth fundamental investment restrictions as currently stated in the Statement of Additional Information in order to change the status of the Fund under the 1940 Act from a "diversified" investment company to a "non-diversified" investment company.



                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL



               PROPOSAL 5 -- RATIFICATION OF MCCURDY & ASSOCIATES,
                CPA'S, INC. AS THE FUND'S INDEPENDENT ACCOUNTANTS

         The Board, including a majority of the Directors who are not Interested Persons of the Fund, is recommending McCurdy & Associates, CPA's, Inc. to serve as independent accountants of the Fund for the fiscal year ending December 31, 1999, subject to the right of the Fund to terminate such employment immediately without penalty by vote of a majority of the outstanding voting securities of the Fund at any meeting called for such purpose. The Board's selection is hereby submitted to the stockholders for ratification.

         Lilling & Company LLP served as the independent accountants for the Fund during its most recent year ended December 31, 1998. The Board has selected the firm of McCurdy & Associates, CPA's, Inc. as the Fund's independent accountants for the year ending December 31, 1999. Services to be performed by McCurdy & Associates, CPA's, Inc. during the year ending December 31, 1999, will include the audit of the financial statements of the Fund and services related to filings of the Fund with the Securities and Exchange Commission. McCurdy & Associates, CPA's, Inc. has informed the Fund that neither McCurdy & Associates, CPA's, Inc. nor any of its partners has any direct or material indirect financial interest in the Fund. Representatives of McCurdy & Associates, CPA's, Inc. are not expected to be present at the Annual Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.



                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                  THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                              STOCKHOLDER PROPOSALS

         Stockholders wishing to submit proposals for inclusion in a Proxy Statement for a subsequent stockholders' meeting should send their written proposals addressed to the Secretary of the Fund at 344 Van Buren, North Babylon, New York 11704. Proposals must be received at a reasonable time prior to the date of a meeting of stockholders to be considered for inclusion in the materials for the Fund's meeting. Timely submissions of a proposal does not, however, necessarily mean that such proposal will be included.

         The financial statements included in the Annual Report to Stockholders of the Fund for the year ended December 31, 1998 are incorporated by reference in this Proxy Statement.

Dated:   August 28, 199           By Order of the Board of Directors





                                 --------------------------------------------

                                 Brooke B. Connell, Secretary

EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION is made as of the day of ______, 1999, by and between THE INTERNET FUND, INC., a New York corporation (the "Company"), on behalf of THE INTERNET FUND (the "Current Fund") and KINETICS MUTUAL FUNDS, INC., a Maryland corporation (the "Corporation"), on behalf of THE INTERNET FUND (the "New Fund").

         In consideration of the mutual promises herein contained, the parties hereto agree as follows:

         1.   APPROVAL BY STOCKHOLDERS

              A meeting of the stockholders of the Current Fund shall be called and held for the purpose of acting upon this Agreement and Plan of Reorganization (the "Agreement") and the transactions contemplated herein.

         2.   PLAN OF REORGANIZATION

              (a) On behalf of the Current Fund, the Company will convey, transfer and deliver to the Corporation at the closing provided for in Section 3 (hereinafter called the "Closing") all of the Current Fund's then existing assets, the assets belonging to the Current Fund to be conveyed, transferred and delivered to the New Fund, a newly-formed series of the Corporation. In consideration thereof, the Corporation agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 3 hereof), all of the Current Fund's obligations and liabilities, whether absolute, accrued, contingent or otherwise, the obligations and liabilities of the Current Fund to become the obligations and liabilities of the New Fund; and (ii) to deliver to the Current Fund full and fractional shares of common stock of the New Fund, $0.001 par value (the "Shares"), equal in number and type to the number and type of shares of common stock of the Current Fund, no par value, outstanding immediately prior to the Effective Time of the Reorganization.

              (b) At the Effective Time of the Reorganization, the Company will distribute pro rata to the stockholders of record of the Current Fund as of the Effective Time of the Reorganization the Shares of the New Fund received by the Current Fund pursuant to this Section 2. Each stockholder of record of the Current Fund will receive a number and type of Shares of the New Fund equal to the number and type of Shares of the Current Fund held at the Effective Time of the Reorganization. Such distribution will be accompanied by the establishment of an open account on the stock records of the Corporation in the name of each such stockholder of the Current Fund and representing the number and type of Shares due such stockholder. Certificates representing Shares will not be issued.

              (c) Prior to the Closing, all redemption requests received in proper order and form will be aggregated and the total dollars to be paid out resulting from the redemptions will be set aside by the Company's transfer agent. After the Closing, the Corporation's transfer agent will honor all such pre-Closing redemptions on behalf of the Company and its transfer agent.

              (d) As soon as practicable after the Effective Time of the Reorganization, the Company shall take all necessary steps under New York law to effect a complete liquidation and dissolution of the Current Fund.

              (e) The transactions contemplated herein are referred to as the "Reorganization".

         3.   CLOSING AND EFFECTIVE TIME OF THE REORGANIZATION

              With respect to the Current Fund, the Closing shall occur on (a) the final adjournment of the meeting of stockholders of the Current Fund at which this Agreement will be considered or (b) such later date as the parties may mutually agree (the "Effective Time of the Reorganization").

         4.   CONDITIONS PRECEDENT

              The obligations of the Company and the Corporation to effectuate the Agreement hereunder shall be subject to the satisfaction of each of the following conditions:

              (a) Such authority, including "no-action" letters, and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions, as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

              (b)(i) The Corporation's Registration Statement and any amendments thereto, as may be deemed necessary and appropriate, prepared on Form N-1A shall have been filed with the Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "Act"); and
(ii) no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated).

              (c) Confirmation shall have been received from the Commission or its staff that the Corporation, effective upon or before the Effective Time of the Reorganization, shall be duly registered as an open-end management investment company under the Act.

              (d) Each party shall have been advised by Spitzer & Feldman P.C., that for Federal income tax purposes: (i) the transfer by the Current Fund of substantially all of its assets to the New Fund solely in exchange for the Shares, as described above, is a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) no gain or loss is recognized by the Current Fund upon the transfer of substantially all of its assets to the New Fund in exchange solely for the Shares; (iii) no gain or loss is recognized by the New Fund on receipt of the Current Fund assets in exchange for the New Fund Shares; (iv) the basis of the assets of the Current Fund in the hands of the New Fund is, in each instance, the same as the basis of those assets in the hands of the Current Fund immediately prior to the transaction; (v) the holding period of the Current Fund's assets in the hands of the New Fund includes the period during which the assets were held by the Current Fund; (vi) no gain or loss is recognized to the stockholders of the Current Fund upon the receipt of the New Fund Shares solely in exchange for the Current Fund's shares; (vii) the basis of the New Fund Shares received by the Current Fund stockholders is, in each instance, the same as the basis of the Current Fund shares surrendered in exchange therefor; and
(viii) the holding period of the New Fund Shares received by the Current Fund stockholders includes the holding period during which shares of the Current Fund surrendered and exchanged therefor were held, provided that such shares were held as a capital asset in the hands of the Current Fund stockholders on the date of the exchange. Furthermore, notwithstanding anything herein to the contrary, neither the New Fund nor the Current Fund may waive the condition set forth in this paragraph Section 4(d).

              (e) The Company shall have been advised by Spitzer & Feldman P.C. that: (i) the Corporation is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect and the New Fund is a validly established separate series of the Corporation; (ii) the Shares to be issued to the Current Fund and then distributed to the stockholders of the Current Fund pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding, fully paid and non-assessable; (iii) to such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened; and (iv) such firm has participated in conference with officers and other representatives of the Current Fund and the New Fund and the independent public accountants for the Current Fund at which the contents of the proxy statement of the Current Fund and the prospectus and statement of additional information of the New Fund and related matters were discussed and, although Spitzer & Feldman P.C. does not pass upon nor assume any responsibility for the accuracy, completeness or fairness of the statements contained in the proxy statement, the prospectus of the New Fund or the statement of additional information of the New Fund, no facts came to the firm's attention that would lead it to believe that either the proxy statement, at the time such proxy statement became effective and at the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the prospectus and the statement of additional information of the New Fund, as of its date and at the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (f) The Company has been advised that: (i) the Corporation is a corporation duly created pursuant to its Articles of Incorporation, is validly existing and in good standing under the laws of the State of Maryland, and the Articles of Incorporation directs the Corporation's directors to manage the affairs of the Corporation and grants them all powers necessary or desirable to carry out such responsibility, including administering the New Fund's business as described in the current Prospectus of the New Fund; and (ii) this Agreement has been duly authorized, executed and delivered by the Corporation on behalf of the New Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the New Fund, is a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

              (g) The Shares shall have been duly qualified for offering to the public in such jurisdictions (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

              (h) With respect to the Current Fund, a vote approving this Agreement and the Reorganization contemplated hereby, including a temporary amendment of those of the Current Fund's investment restrictions that might otherwise preclude the consummation of the Reorganization, and liquidation and dissolution of the Current Fund, shall have been adopted by at least two-thirds (2/3's) of the outstanding shares of common stock of the Current Fund entitled to vote at an annual or special meeting.

              (i) With respect to the New Fund, the Directors of the Corporation shall have taken the following action at a meeting duly called for such purposes:

                  (1) the approval of the Investment Advisory Agreement between the Corporation on behalf of the New Fund, and Kinetics Asset Management, Inc.;

                  (2) the approval of the Distribution Agreement between the
              Corporation and T.O Richardson Securities, Inc.;

                  (3) the ratification of the selection of McCurdy & Associates
              CPAs, Inc. as independent certified public accountants for the Corporation;

                  (4) the election of eight (8) directors for the Corporation;

                  (5) the authorization of the issuance by the Corporation prior to the Effective Time of the Reorganization, of one or more Shares of the New Fund to the Current Fund in consideration for the payment of $1.00 per Share for the purpose of enabling the Current Fund to vote on the matters referred to above in this Section 4;

                  (6) the submission of the matters  referred to in paragraph
              (j) of this Section 4 to the sole  stockholder of the New
              Fund; and

                  (7) the authorization of the issuance by the Corporation of
              Shares at the Effective Time of the Reorganization in exchange for the Current Fund's assets pursuant to the terms and provisions of this Agreement.

              (j) With respect to the Current Fund, the stockholders of the Current Fund shall have voted to direct the Current Fund to vote, and the Current Fund shall have voted, immediately after it becomes sole stockholder of the New Fund, to approve all actions necessary to carry out the Plan of Reorganization, including to;

                      (i) approve the selection of McCurdy & Associates CPAs, Inc. as independent certified public accountants for the Corporation; and

                      (ii) elect eight (8) directors for the Corporation.

         (k) With respect to the Current Fund, the stockholders of the Current Fund shall have voted to approve its reorganization into the New Fund.

         At any time prior to the Closing for the Current Fund, any of the foregoing conditions (other than the condition set forth in Section 4(d)) may be waived by the Board of Directors of the Company if, in the judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of the Current Fund.

         (l) The Company shall have received a letter from McCurdy & Associates, CPAs, Inc. addressed to the Company substantially to the effect that the transfer of any unamortized organization cost currently recorded on the books of the Current Fund to the New Fund is in compliance with Generally Accepted Accounting Principles and does not violate (i) any federal securities law and
(ii) any rule and regulation of the Commission.

         (m) All accrued and unpaid expenses of the Current Fund, including all administrative, legal and other expenses owed by the Current Fund or Kinetics Asset Management, Inc. to the Company or its agents shall, to the extent necessary, have been paid in full.

         5.   EXPENSES

              The expenses of entering into and carrying out the provisions of this Agreement and the Reorganization and the proxy solicitation contemplated herein will be borne equally by the Current Fund and the New Fund, whether or not the Reorganization is consummated.

         6.   TERMINATION

              With respect to the Current Fund and the New Fund, the Board of Directors of the Company or the Board of Directors of the Corporation, respectively, may terminate this Agreement and abandon the Reorganization contemplated hereby, at any time prior thereto, notwithstanding approval thereof by the stockholders of the Current Fund if, in the judgment of such Boards, proceeding with the Agreement would be inadvisable.

         7.   ENTIRE AGREEMENT

              This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for. Furthermore, after the Current Fund's stockholders have approved this Agreement, no amendments may be made that materially adversely affect the interests of the stockholders of the Current Fund unless such amendments are submitted for stockholder approval.

         8.   FURTHER ASSURANCES

              Each of the Company and the Corporation shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         9.   GOVERNING LAW

              This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, each of the Company and the Corporation has caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or Assistant Secretary, all as of the day and year first above written.



ATTEST:                                   THE INTERNET FUND, INC.,
                                          a New York corporation, on behalf of
                                          The Internet Fund



-------------------------------------
                            Secretary

                                          By:___________________________________





ATTEST:                                   KINETICS MUTUAL FUNDS, INC,
                                          a Maryland corporation, on behalf of
                                          The Internet Fund



-------------------------------------
                            Secretary

                                          By:___________________________________

                         PROXY - THE INTERNET FUND, INC.

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                OCTOBER 20, 1999

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints PETER B. DOYLE and STEVEN R. SAMSON and each or any one of them (with powers of substitution), proxies for the undersigned to vote all shares of Common Stock held of record on August 25, 1999, of THE INTERNET FUND, INC. (the "Corporation") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Meeting") to be held at 17 State Street, New York, New York 10004 on October 20, 1999, and at any adjournment thereof, upon the matters set forth in the Notice of and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and in their discretion, upon all other matters which may properly come before said Meeting. Without otherwise limiting the generality of the foregoing, said proxies are directed to vote as follows:


|X|      PLEASE MARK YOUR VOTES
         AS IN THIS EXAMPLE.                                FOR  AGAINST ABSTAIN

         1.  Election of  Directors:                          o     o       o

             FOR, EXCEPT VOTE WITHHELD FROM THE
             FOLLOWING NOMINEE(S):_____________________

             Nominee(s)     :       JOSEPH E. BRESLIN
                                    KATHLEEN CAMPBELL
                                    DOUGLAS COHEN
                                    WILLIAM J. GRAHAM
                                    STEVEN T. RUSSELL
                                    STEVEN R. SAMSON
                                    MURRAY STAHL
                                    JOHN J. SULLIVAN


         2.  To reorganize the Fund as a series of
             Kinetics Mutual Funds, Inc., a Maryland
             corporation                                      o     o       o



         3.  To permit the adoption of a Master-Feeder
             Fund Structure.                                  o     o       o



         4. To approve a change to permit the Fund to
            be a non-diversified investment company.          o     o       o


         5. To ratify the selection of McCurdy &
            Associates CPA's, Inc. as the Fund's
            independent accountants.                          o     o       o

         6.  In their discretion to act upon such other
             matters as may properly come before the
             Annual Meeting or any adjournment thereof.       o     o       o

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ABOVE PROPOSALS. Your proxy is important to assure a quorum at the Annual Meeting whether or not you plan to attend the Meeting in person. You may revoke this proxy at any time, and the giving of it will not effect your right to attend the Annual Meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE(S)_________________________DATE_____________

            _________________________DATE_____________

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS. WHEN SHARES ARE HELD AS JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND IF A PARTNERSHIP, PLEASE SIGN IN THE PARTNERSHIP NAME BY AUTHORIZED PERSON.